UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2012

Mercury Computer Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Riverneck Road, Chelmsford, Massachusetts 01824

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 256-1300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statement Disclaimer

This Current Report on Form 8-K contains certain forward-looking statements. You can identify these statements by the use of the words “may,” “will,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “forecast,” “intend,” “likely,” “probable,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and various other factors beyond the Company’s control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously announced, on June 8, 2012, Mercury Computer Systems, Inc. (“Mercury”) and Wildcat Merger Sub Inc., a newly formed, wholly-owned subsidiary of Mercury (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Micronetics, Inc. (“Micronetics”). On August 8, 2012, the transaction closed with the Merger Sub being merged with and into Micronetics with Micronetics continuing as the surviving company and wholly-owned subsidiary of Mercury (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of Micronetics issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive $14.80 in cash, without interest (the “Merger Consideration”). All outstanding options to acquire shares of Micronetics common stock that were vested at the Effective Time were cancelled and the holders of such options are entitled to receive an amount of cash equal to the product of the total number of shares previously subject to such vested options and the excess of the Merger Consideration over the exercise price per share. All outstanding options that were unvested at the Effective Time were assumed by Mercury. Mercury funded the acquisition with cash on hand.

The information set forth in Item 1.01 of Mercury’s Current Report on Form 8-K filed on June 11, 2012 is incorporated in this Item 2.01 by reference.

Item 7.01 Regulation FD Disclosure.

On August 8, 2012, Mercury issued a press release announcing the closing of the acquisition of Micronetics. The press release is furnished as Exhibit 99.1 hereto. The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 8, 2012, of Mercury Computer Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 8, 2012	MERCURY COMPUTER SYSTEMS, INC.

	By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Senior Vice President, Chief Financial Officer, and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 8, 2012, of Mercury Computer Systems, Inc.

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